February 12, 2002                           December Quarter - Semiannual Report


Dear Fellow Balanced Portfolio Shareholders:

Writing this report is one of the many challenging and fun things I do at Bridgeway. It gives me a chance to reflect and analyze what's gone well and what needs improvement. Here are our results:

The Balanced Portfolio's total return for the quarter ending December 31, 2001 was 5.9%. This compares to 6.5% for the Lipper Balanced Fund Index and 4.3% for the Balanced Benchmark.

For the six months ending December 31, 2001 the Portfolio was down 2.3% versus the Lipper Balanced Fund Index down 1.6% and the Balanced Benchmark up 0.3%.

Performance Summary

                                                 December Qtr.        Six months
                                                  10/1/01 to          7/1/01 to
                                                    12/31/01           12/31/01
                                                    --------           --------
           Balanced Portfolio                         5.9%                -2.3%
           Lipper Balanced Fund Index (1)             6.5%                -1.6%
           Bloomberg/EFFAS Bond Index (2)             0.8%                 4.3%
           Balanced Benchmark (3)                     4.3%                 0.3%

           (1) Performance of Balanced Fund Index as measured by Lipper, Inc.

           (2) The Bloomberg/EFFAS Index is a transparent benchmark for the total return of the 1-3 year U.S. Government bond market.

           (3) Balanced Benchmark is a combined index of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested.) and 60% the Bloomberg/ EFFAS U.S. Government 1-3 year Total Return Bond Index.

The market rebounded sharply in the fourth quarter of 2001. As we deal with the effects of the September 11th tragedy, the market seems to be riding the coat tails of American patriotism. Corporate earnings multiples and debt levels are high; interest rates are low; the budget surplus has been spent, and we are still-hunting Bin Laden. I wish I knew where they would all be six months or a few years from now, but I don't and never will. Making bold predictions is a way of life on Wall Street but not at Bridgeway.

Our results for the 4th quarter and for the first six months since inception are interesting to discuss, but they are still very short term. Against our respective bogeys, we had mixed results. The 4th quarter numbers versus our two main peers resembled bookends where we were the books, right between the two. We significantly out-performed short-term governments in the 4th quarter - up less than 1%.

The six-month numbers are different. We under-performed our two main peers and short-term governments. Perhaps the most encouraging aspect of our performance is our six-month performance, versus the S&P 500 Index. I say this because the first thing you will read in our Prospectus is the Investment Objective, "To provide a high current return with short-term risk less than or equal to 40% of the stock market." Well, being down 2.3% is not what I call a high current return, but we did manage to keep the short-term risk right on target at 41% for the full six-month period.

In my October 31, 2001 letter, I gave an overview of how our portfolio is structured. I will repeat that paragraph again for the benefit of our new investors.

"Since this is my first letter, I thought it would be a good idea to start with an overview of how the portfolio is structured. The basics are pretty simple: we invest a minimum of 25% of our assets in fixed income and up to 75% in a combination of stocks and options. To date the fixed income investments have been entirely in short-term government bills and money market funds. It is our intention to gradually lengthen the maturities to approximately 1 to 3 years and to diversify among various non-government fixed income securities. The equity side is allocated with about 30% in growth and value stocks selected by our quantitative models. These positions will typically be in covered calls and secured puts. That leaves 45%, which is invested in a "passive (or unmanaged) basket" of stocks that are chosen to replicate the S&P 500 Index. We have written (sold) covered calls and secured puts on this portion of the portfolio, but we do not anticipate being fully written. Thus, a portion of this portfolio may be fully exposed to the rise and fall of the stock market."

It is one of my goals for these letters to be educational with respect to the option strategies we employ. Therefore, I thought it would be interesting to discuss in a little more detail how options are used in our Portfolio. The big picture is that we are trying to dampen (lower) our volatility versus the S&P 500 Index. Covered option writing is always less risky than outright stock ownership, but the upside profit potential is limited. Our main option strategy since inception has been secured put writing. We write (sell) put options that obligate us to buy stocks that we want to own. We also set aside the money necessary to pay for those potential stock purchases, hence the term "covered." Let's look at a couple of our put positions to better understand how they work.

In early September we sold October 35 puts on Taro Pharmaceutical. The stock was trading for approximately $41.00 per share when we sold the puts for $1.65 per contract. What this means is that we were OBLIGATED to buy stock at $35 at any time until the options expired on October 19, 2001. I emphasize OBLIGATED because that is the key difference between buying and selling options. If you buy options you have the RIGHT to buy or sell stock. If you sell options you have an OBLIGATION to buy or sell stock. Taro did bounce around quite a bit after we sold our puts. In fact it went down to $28.02 per share and then all the way back up to $42.20. The stock closed at $41.50 per share on October 19, 2001, so the puts expired worthless, and we made $1.65 per contract.

I think the Taro example is interesting for several reasons. 1) It showed us that what may appear, as a big fat option premium is big and fat for a reason. Taro sure bounced around; we had more than an 18% cushion (our cost basis would have been $33.35 had we been put to) before we were obligated to buy stock, but it promptly fell over 30%! 2) You can see how selling the put with a $35 strike price was less risky than buying the stock at $41. 3) Selling the put provided us some significant, but limited, downside protection, but also limited the upside potential associated with owning shares of the stock. 4) As a side note, if the stock had fallen far enough in the right timeframe requiring us to purchase the stock, our Portfolio sets aside cash for this purpose.

My second example is Ford Motor, and the results to date are not too pretty. I highlighted Ford in my last letter as an example of a large cap value stock that our model had selected. Since then, the story has become even more interesting. The company announced a massive restructuring with 35,000 job cuts, 5 plant closings and 16% of their capacity slashed. Even though we hate to see such drastic job cuts, but it seems to me that capacity had to be cut before things got even worse financially. Anyway, Ford is still a model buy. In early September 2001 we sold December 20 puts that OBLIGATED us to buy stock at $20 per share at any time between then and December expiration. The stock promptly fell to the $15 level, and we were assigned (forced to buy) Ford stock at $20 per share.

The good news is that we bought the stock cheaper than we would have if we had bought stock at the same time we sold our puts. The bad news is that the stock is still down 25%! This is a great example of what can go wrong with writing secured puts. There is surely no free lunch on Wall Street. The key point is that you will always have situations like this, and even if we were assigned on every one of our positions, we have the cash to buy them all. Thus, we only write puts secured by cash, never "naked puts." Thus, I feel our use of options is fairly conservative, in line with our investment objective.

In future letters I intend to tell you more about our management company and some of the things we do that add value to your investment returns. In a sneak preview I would like to mention that a lot of our success comes from the great team that we have at Bridgeway. I would like to make special mention of the person who really makes our investment management team click. Her name is Elena Khoziaeva. Elena is a native of Minsk, Belarus and holds an MBA with distinction from the University of Houston. She is awesome with numbers, and along with John helps maintain and develop Bridgeway's quantitative models. Elena, I salute you for your sharp mind and dedicated heart!

Top Ten Holdings

Here are the top ten stocks at the end of December: Please note that the option positions included here are short puts. The percentages are based on a theoretical stock position, that is, as if we owned the underlying stock. We are obligated to buy the underlying stock at a specific strike price for a specific period of time.

                                                                                    Percent of
    Rank   Description                              Industry                        Net Assets
    ----   -----------                              --------                        ----------
      1    Sprint Corp.-FON Group                   Telecommunications                   3.4%
      2    Ford Motor Co., incl. Jan. $17.5 put     Auto Manufacturers                   3.4%
      3    E I DuPont Jan. $40 put                  Chemicals                            2.8%
      4    Ebay Inc. April $45 put                  Internet                             2.6%
      5    Eastman Kodak Co.                        Miscellaneous Manufacturers          2.5%
      6    Jefferson Pilot April $40 put            Insurance                            2.3%
      7    Apple Computer Inc.                      Computers                            2.1%
      8    Bank One Corp. Feb. $35 put              Banks                                2.0%
      9    Taro Pharmaceutical Jan. $35 put         Pharmaceuticals                      1.8%
      10   USA Education Inc.                       Diversified Financial Services       1.8%
                                                                                         ----
                                                                                        24.6%

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding or portfolio applies only as of the quarter end, December 31, 2001; security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Shareholders have expressed an interest in other Bridgeway Portfolios and in discussion of overall strategy and investment philosophy. The next few sections cover general topics that we have included in shareholder reports to each of the Bridgeway Portfolio investors. They were written by John Montgomery.

Which Fund Family Had the Best Returns in 2001?

TRANSLATION:  We beat the big guys again.

After the end of the calendar year, several publications present the performance rankings of the top fund families. These tables invariably focus on the fund families with the most assets under management, rather than the fund families with the best performance records. I haven't figured out why these reporters are so obsessed with the largest.

Anyway, for the last three years I've played the game of "Where would Bridgeway fit in by performance if we were included in the ranking with the largest firms?" In 1999, we beat all twenty. We did it again in 2000. 2001 was the third year in a row, and by a substantial margin. Of course, Bridgeway had an unfair advantage in 2001 since we have a higher percentage of small company funds and small companies did better than large ones. Nevertheless, I'm pretty proud of our record. I don't think we can compete with the biggest fund companies on marketing and advertising, but I'm sure happy to stand toe to toe on investment performance and cost management.

"Passive investing is a winner's game" -- quote from Larry Swedroe

TRANSLATION: The author of a recent article takes the (minority) position that passively managed small-cap funds do better than active ones. As a group, I have to agree; the vast majority of actively managed funds underperform their market benchmarks over longer time periods. However, (based on past performance, which is not predictive of future performance) I think actively managed funds at Bridgeway have an edge not shared by all funds.

In Larry Swedroe's article in the September issue of Mutual Funds Magazine, he argues that there is no evidence that active small-cap managers outperform passive benchmarks. Actually, Mr. Swedroe and I are among a small minority of people who believe this is true in aggregate. It is one of the reasons that Bridgeway has a small-cap passively managed portfolio (Bridgeway Ultra-Small Tax Advantage Portfolio). I believe a well-managed, cost-efficient, small-cap index fund will beat the aggregate record of actively managed small-cap funds over longer time periods. If you reduce the company size from small-cap to ultra-small, I believe the historical advantage is even bigger.

So, do I think Bridgeway's actively managed small-cap portfolios will under perform their equivalent market benchmarks on a cumulative basis? I can't make representations about future performance, but I can say that my own investments are in our actively managed products, including this one. I can also point to our historical record so far within the context of "past performance does not guarantee future results." Since inception in 1994, the Ultra-Small Company Portfolio has outperformed its market benchmark by 8.0% (average annual return). Since inception in June 1998, Micro-cap Limited has outperformed its benchmark by 15.6%. And while this is not a specifically small-cap portfolio, Aggressive Investors 1 has outperformed its benchmark by 11.4%. Those are pretty wide margins by industry standards. Mr. Swedroe didn't say no active managers could outperform the market, just that "active managers," perhaps as a group, couldn't. I'm not sure we even disagree on this point.

Why do I think it is possible to outperform with active management? Because I think there are market inefficiencies to exploit. Why do I think most managers can't do it? Because of one or more of the following: 1) a majority of managers don't know how to measure the inefficiencies, 2) they tend to be undisciplined in the execution of an investment program, 3) they let emotions influence their decisions too heavily, 4) their transaction costs are too high, and 5) most report to management companies that are unwilling to close funds at a level necessary to remain nimble enough to take advantage of the inefficiencies that exist (in other words, they get bloated with assets). Obviously all of these criticisms do not apply to all managers.

Having laid out my position on the active versus passive debate, I think that Mr. Swedroe makes a number of excellent points. Here are his points, and what Bridgeway is doing about each:

Survivorship bias. When we look at the aggregate record of current small-cap funds, we ignore the fact that many (mostly poorer performing ones) went out of business, artificially raising the historical performance numbers. This doesn't apply to Bridgeway's record, since we haven't retired any funds.

Incubator fund bias. Some fund families start a number of funds but only come to market with the best performing ones. Bridgeway has never "incubated" a group of funds and killed the poorer performing ones.

The IPO game. A fund company is allocated IPO shares based on brokerage commissions. If the fund company puts most of its allotment in a small new fund, this artificially "spikes" the performance. (The SEC now highly frowns on this practice, but it did happen as recently as 1999). Bridgeway is so cheap on commissions that we are not allocated shares of IPOs, so this isn't our problem. IPOs aren't our area of expertise anyway. We try to stick to what we know.

Front running. Larger funds in a family buy additional shares of a smaller stock in a small-cap fund, driving up its price and the performance of the smaller fund. Hmmm. I can't say it doesn't happen at some other fund company, but if it could be proven, it would definitely be illegal.

Selection bias. Fund families advertise only their best-performing funds. In aggregate, this is true. At Bridgeway, we don't advertise, so this point doesn't apply. However, in our most recent annual report, at the request of some shareholders, we did show the performance of all our portfolios in all shareholder letters.

How Does He Invest His Money?

TRANSLATION: I thought you'd be interested to know how I invest my money. I have a high threshold for the pain of a market downturn; however, I don't know your individual situation, so I don't propose that you copy what I'm doing.

I think a fair question of anyone managing your money is, "OK, so where do you invest your money?" I use Bridgeway managed portfolios for 100% of my longer-term investing needs. (No portfolio manager at Bridgeway is permitted to buy shares of stock directly; we "eat our own cooking.") I have a very high threshold for short-term volatility; some people say I have a steel stomach in a market downturn. Thus, it is more aggressive than is appropriate for most people. Also, I put almost no money in any stock market instrument that I believe I might spend in the next couple of years. (I use short-term and inflation-protected bond funds of other companies for this purpose.) The following new allocation reflects the addition of two new portfolios we started last year. Here's my target allocation:

                          ASSET ALLOCATION (% OF TOTAL)

                                        Less than                   Mid-term    Long-term    Long-term
                                         One-year    Short-term    Aggressive  Aggressive   Aggressive
     Bridgeway-managed Fund              Taxable       Taxable      Taxable      Taxable   Tax-Deferred
     ----------------------              -------       -------      -------      -------   ------------
     Ultra-Small Company                                   5           32           38           38
     Micro-Cap Limited                                     5           18           22           22
     Aggressive Investors 1                                            17           20            8
     Aggressive Investors 2                                5            3            4           16
     Calvert Large-Cap Growth                                           6            6            6
     Balanced                                             25           24           10           10
     Inflation-Protected Treasuries          30           30
     Short-term bonds                        40           30
     Cash                                    30
                                         -------
     Total                                  100          100          100          100          100

Of note to shareholders of this Portfolio is the fact that I am currently favoring Aggressive Investors 2 over Aggressive Investors 1 in my tax deferred IRA (only). Long-term, I expect Aggressive Investors 1 to be the more nimble fund, since we closed it at a low level by industry standards. However, in the near term the reverse could be true, so I am planning to gain more exposure to Aggressive Investors 2 in my tax-deferred account for the period of time that it has significantly less money under management. I won't do this in my taxable account since the transaction to switch would create taxable capital gains.

Of Returns and Raises

TRANSLATION:  Fees and portfolio manager salaries are an open book at Bridgeway.

A recent posting to a fund web site chastised Bridgeway (and me personally) for raising its fees amidst declining returns. I care a lot about this issue, and since I believe Bridgeway is on the leading edge of this issue, I thought I'd use the post to illustrate some unusual characteristics of your Portfolio's management company. Here's the web site post:

       I have no problem with the fund [Aggressive Investors 1] itself. I am a little concerned about the reasoning of the fund manager, Mr. Montgomery. Last year he gave himself a raise despite losing money for his investors. We lose, he still wins? His reasoning regarding increasing management fees was, sure I lost money for you, but I didn't lose as much as other funds. This seemed unscrupulous to me. Maybe my goals are different, but I was paying a manager to make money for me not to lose money. I have no trouble paying a salary, but to give a raise? His reasoning was that of a politician. . . . I think he had a 3rd home mortgage to pay. Wall Street, where the losers win and the rest of us lose twice (decreased fund value and higher management fees).

Ouch. Fund managers and politicians. I hate stereotypes, but I can't help but sympathize with some of the shareholder's conclusions, even if most of them don't happen to apply at Bridgeway. Let's look at the specifics.

"Losing money for his investors." Since this was written in November, 2001, I thought the writer would be referring to the down market of calendar year 2000 (last year), but we were up 13.6% when the S&P 500 Index was down 9.1%. So let's assume that the reader was referring to the most recently completed fiscal year (through June 30). The Portfolio was down 9.4%, the S&P 500 was down 14.8%, and Lipper's Index of Capital Appreciation Funds was down 18.1%. Shareholders' wealth in our Portfolio did decline by almost double digits. (It declined 11.2%, slightly more for all of calendar 2002 and even more over some shorter time periods.) This is an honest difference between the expectation of a shareholder and the investment objective of this Portfolio. 2002 was the first full calendar year we declined, so perhaps the shareholder invested based on prior years' positive returns only. However, our investment objective with respect to returns is "to exceed the total of the S&P 500 Index over longer periods of at least three years or more." I do not expect to outperform, indeed - I have not calibrated our models to seek to outperform - the market every year. Also, the first and most important risk of the Portfolio is listed first in the risk section of the prospectus: "Shareholders . . . are exposed to higher risk than the stock market as a whole and could lose money." So even if we meet our investment objective completely, I would still expect shareholders to be paying us to occasionally "lose money." On the other hand, I would hope we meet our longer-term objective and that shareholders would stay with us through the down periods. However, to put it bluntly, if you want never to see an annual decline, this Portfolio is most definitely not for you.

"Gave himself a raise." Everyone who works at Bridgeway takes part in a peer group evaluation process, which helps determine his or her salary. I am no exception. I am also not the primary person responsible for salary administration. If I were, I'm sure my salary would be different, but not necessarily more. In addition -- and this is a radical departure from industry practice -- like everyone at Bridgeway I am subject to a 7 to 1 salary cap. The highest compensated person cannot make more than seven times the lowest compensated employee. I feel that salaries and stock compensation at the high end in corporate America have gotten out of hand, and I believe the salary cap is one way to help protect our various "constituencies." (Ah ha, see, he really is a politician.)

Let's translate to "someone else gave him a raise." This is true. According to the Statement of Additional Information available on our web site, my salary increased 24% in 2000 to $278,265. It went up again in 2001 to $282,701. I certainly feel I have a very good salary. In the scope of our world's wealth it may even be outrageous, but it is also most definitely a direct function of the performance of the Portfolios I manage. Specifically, over half of the variable portion of my salary is tied to our relative performance. I like to say, "We do well when you do well." Perhaps I should be more specific: "We do well when you beat the market." (Also, this is not the only Portfolio I manage; three of them were "up" in 2002.) What is probably most remarkable about my salary is that it is public information at all. To the best of my knowledge, this is unique in the mutual fund industry. You can look up the compensation of the executives of the companies we invest in and I feel you should be able to look up the salary of your portfolio manager as well. At Bridgeway, you can.

"I lost money for you, but I didn't lose as much as other funds." I never said this with respect to compensation, because this hurdle would be too low. Most funds underperform their market benchmarks over longer time periods. Sure, we look at our performance versus our peers, but our compensation is only tied to our performance versus a market benchmark.

"Increasing management fees." Apart from salary issues, the total management fees collected from the Portfolio did go up. This is because we have an increased number of shareholders. Our performance based management fee rate has been the same 1.6% for two and a half years based on very strong trailing five-year performance versus the S&P 500. The total expense ratio, including the management fee, actually dropped from 2.00% to

1.80% in our most recent fiscal year due to our careful management of other costs and due to an increasing number of shareholders. Also, at Bridgeway, you pay no front-end load, no back end load, and no 12b-1 fee (we do no advertising, so the shareholders save). One final interesting note, the shareholder in question paid less in the most recent fiscal year than the year before. First, the expense ratio went down. Second, his investment declined (by something less than the market), so the expense rate was applied to a smaller base. As an individual shareholder, his absolute management fee went down not up. His total expenses declined by even more.

"Maybe my goals are different." It does pay to read the prospectus investment objective. I believe this is an accurate statement. You can call the Fund at 800-661-3550 for a prospectus or read it right online at www.bridgewayfund.com.

"I think he had a 3rd home mortgage to pay." I only have one mortgage, but I do have some family college education bills.

"Wall Street, where the losers win and the rest of us lose twice." I have my own criticism of "Wall Street," although I like to visit New York City. Bridgeway is located in Houston.

Another note on fees. If Bridgeway were just concerned about our management fees without regard to the welfare of our shareholders, we wouldn't have closed this Portfolio to new investors at a level very low by industry standards two months ago. I think this shareholder is absolutely right to be concerned about fees. But in all fairness, one needs to look under the hood, or just ask.

Finally, a heart-warming reply to the post above from a shareholder I've also never met:

       The last poster appears not to have read the Bridgeway literature, which I have; otherwise, he'd be a bit less critical of Montgomery. I feel strongly that Montgomery's interests are fully-aligned with those of the investors, evidenced as much as anything in the fact that the Bridgeway funds close at very small sizes (whereas other firms let them balloon since fees are asset-based). Although Bridgeway raised his fees, that's because he outperformed (now I forget) whether it's his peers or the benchmark (I think the latter, the S&P500). Certainly you don't think most other firms are lowering fees now? To the contrary, "Company X", now "Company Y," other firms, too, are making formerly no-load funds loaded. For my money, I'd prefer all funds to be run by people of Montgomery's character. He's a straight arrow, as best I can tell.

We do try to align our interests as best we can with those of shareholders, and performance-based fees are one way we try to accomplish it. In all fairness of disclosure, the management fee is a very important conflict of interest, since what is income to the management firm is an expense of the fund and its shareholders. I believe the first poster is right for fretting about it. If more shareholders looked "under the hood" and voted positively and negatively with their feet, our industry would probably be healthier for it.

Thanks to both individuals for airing gripes and making their opinions known!

Conclusion

In closing, I would like to thank all shareholders for their support. We appreciate your feedback, so please do not hesitate to call or write. I am passionately dedicated to the success of our Portfolio, and I look forward to a long successful relationship.

Sincerely,



Richard P. Cancelmo, Jr.

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited
                     Showing percentage of total net assets
                                December 31, 2001

   Industry Company                                        Shares          Value
   ----------------                                        ------          -----
Common Stock - 47.8%
   Aerospace/Defense - 1.8%
            General Dynamics Corp.                            100        $ 7,964
            Lockheed Martin Corp.                             230         10,734
            United Technologies Corp.                         210         13,572
                                                                         -------
                                                                          32,270
   Auto Manufacturers - 2.2%
            Ford Motor Company +                            2,600         40,872

   Banks - 1.3%
            SouthTrust Corp.                                  260          6,414
            Zions Bancorporation                              340         17,877
                                                                         -------
                                                                          24,291
   Chemicals - 0.4%
            International Flavors & Fragrances Inc.           260          7,725

   Commercial Services - 4.8%
            Cendant Corp. * #                               1,172         22,983
            H&R Block Inc.                                    680         30,396
            McKesson Corp.                                    415         15,521
            Moody's Corp.                                     476         18,973
                                                                         -------
                                                                          87,873
   Computers - 1.9%
            Apple Computer Inc. * #                         1,630         35,697

   Diversified Financial Serv. - 3.5%
            Countrywide Credit Ind. Inc.                      650         26,631
            Freddie Mac                                       100          6,540
            USA Education Inc.                                370         31,087
                                                                         -------
                                                                          64,258
   Electric - 1.1%
            American Electric Power                           265         11,535
            Duke Energy Corp.                                 170          6,674
            TXU Corp.                                          30          1,415
                                                                         -------
                                                                          19,624
   Engineering & Construction - 0.8%
            McDermott International Inc. * #                1,200         14,724

   Food - 1.4%
            Sysco Corp.                                       230          6,031
            Wrigley (WM.) JR Company                          400         20,548
                                                                         -------
                                                                          26,579
   Forest Products & Paper - 1.0%
            Georgia-Pacific Corp.                             270          7,455
            International Paper Company                       270         10,895
                                                                         -------
                                                                          18,350
   Healthcare-Services - 2.7%
            Manor Care Inc. *                                 300          7,113
            Pediatrix Medical Group Inc. *                    500         16,960
            Tenet Healthcare Corp. *                          292         17,146
            UnitedHealth Group Inc. *                         110          7,785
                                                                         -------
                                                                          49,004
   Home Builders - 1.4%
            KB Home #                                         624         25,022

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited
                     Showing percentage of total net assets
                                December 31, 2001

Industry Company                                          Shares           Value
----------------                                          ------           -----
Household Products/Wares - 0.7%
         Helen Of Troy Ltd. * #                            1,100        $ 13,651

Insurance - 1.6%
         American International Group                         80           6,352
         Progressive Corp.                                   150          22,395
                                                                        --------
                                                                          28,747
Internet - 0.5%
         Register.com * #                                    600           6,900
         Riverstone Networks Inc. *                          153           2,540
                                                                        --------
                                                                           9,440
Machinery-Constr & Mining - 0.8%
         Caterpillar Inc.                                    280          14,630

Misc. Manufacturing - 3.6%
         Eastman Kodak Company #                           1,500          44,145
         Tyco International Ltd.                             360          21,204
                                                                        --------
                                                                          65,349
Oil & Gas - 1.4%
         Amerada Hess Corp. #                                300          18,750
         Sunoco Inc.                                         200           7,468
                                                                        --------
                                                                          26,218
Pharmaceuticals - 2.0%
         Forest Laboratories Inc. *                          221          18,111
         King Pharmaceuticals Inc. * #                       437          18,425
                                                                        --------
                                                                          36,536
Pipelines - 1.8%
         Dynegy Inc.                                         520          13,260
         Williams Cos Inc.                                   796          20,314
                                                                        --------
                                                                          33,574
Retail - 1.0%
         Best Buy Company Inc. *                             135          10,055
         JC Penney Co Inc.                                    91           2,448
         Walgreen Company                                    170           5,722
                                                                        --------
                                                                          18,225
Savings & Loans - 1.1%
         Golden West Financial Corp.                         337          19,832

Semiconductors - 1.4%
         Broadcom Corp. * #                                  650          26,566

Software - 2.8%
         Automatic Data Processing                           390          22,971
         Computer Associates International Inc.              640          22,074
         Microsoft Corp. *                                    90           5,963
                                                                        --------
                                                                          51,008
Telecommunications - 4.7%
         Enterasys Networks Inc. *                           300           2,655
         Lucent Technologies Inc. *                        4,000          25,160
         Sprint Corp-FON Group #                           2,910          58,433
                                                                        --------
                                                                          86,248


Total Common Stock (Identified Cost $881,814)                           $876,313

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                  SCHEDULE OF PORTFOLIO INVESTMENTS, unaudited
                     Showing percentage of total net assets
                                December 31, 2001

   Industry Company                                        Shares          Value
   ----------------                                        ------          -----
U.S. Government Obligations - 5.5%
   U.S. Treasury - 3% Notes due Nov 30, 2003              100,000       $100,125
                                                                        --------

   Total U.S. Government Obligations
      (Identified Cost $100,000)                                        $100,125

Short-term Investments - 43.3%
   U.S. Treasury Bills - 02/21/2002                       200,000        199,420
   U.S. Treasury Bills - 03/14/2002                       200,000        199,280
   Firstar U.S. Treasury Money Market
      Fund Institutional                                  395,619        395,619
                                                                        --------
   Total Short-term Investments
      (Identified Cost $793,838)                                        $794,319

                                                        Contracts
                                                        ---------
Covered Call Options Written - (1.5)%
            Amerada Hess Corp. Jan $70                          1           (18)
            Apple Computer Inc. Jan $15                         4        (2,800)
            Apple Computer Inc. Jan $20                        10        (2,525)
            Broadcom Corp. Jan $40                              6        (2,190)
            Cendant Corp. Jan $12.50                            9        (6,435)
            Cendant Corp. Jan $15                               2          (920)
            Eastman Kodak Company Jan $30                      10          (775)
            Helen Of Troy Ltd. Feb $10                         11        (2,860)
            KB Home Jan $35                                     6        (3,120)
            King Pharmaceuticals Inc. Jan $45                   4          (130)
            McDermott International Inc. Feb $7.50             10        (5,000)
            Register.com Feb $10                                6        (1,230)
            Sprint Corp-FON Group Feb $22.50                   10          (250)
                                                                        --------

   Total Covered Calls (Premium received $17,164)                       ($28,253)

Put Options Written- (0.6)%
            Autozone Inc Mar $60                                5          (613)
            Bank of America Feb $60                             5          (888)
            Bank of America Jan $55                             4           (90)
            Bank One Corp Feb $35                              10          (325)

            Company                                     Contracts          Value
            -------                                     ---------          -----
Put Options Written-continued
            E I DuPont Jan $35                                  6          ($45)
            E I DuPont Jan $40                                 12          (300)
            Ebay Inc Apr $45                                   10        (1,900)
            Ford Motor Company Jan $17.50                      10        (1,825)
            General Motors Corp Mar $45                         5          (762)
            Jefferson Pilot Apr $40                            10          (475)
            Network Associates Jan $25                          5          (562)
            New York Community Bancorp Jan $23.375              8          (638)
            Pep Boys Jan $12.50                                12          (180)
            Pharmaceutical Product Jan $25                     12          (150)
            T Rowe Price Group Jan $35                          7           (88)
            Taro Pharmaceutical Jan $35                         9          (405)
            West Marine Inc Jan $15                            15        (1,388)
                                                                     -----------

    Total Put Options (Premium received $26,710)                       ($10,634)
                                                                     -----------

Total Net Investments - 94.5%                                        $ 1,731,870
                                                                     -----------

Other Assets and Liabilities, net - 5.5%                                 101,534
                                                                     -----------

Total Net Assets - 100.0%                                            $ 1,833,404
                                                                     ===========


* Non-income producing security as no dividends were paid during the period from July 1, 2001 to December 31, 2001.

# The portfolio has written a call option on this security.

+ The portfolio has a put option on this security

** The aggregate identified cost on a tax basis is $1,336,159. Gross unrealized appreciation and depreciation were $66,252 and $66,160, respectively, or net unrealized appreciation of $92.



See accompanying notes to financial statements.

                    BRIDGEWAY FUND, INC. - BALANCED PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 2001

ASSETS:
      Cash                                                              $370,000

--------------------------------------------------------------------------------
         Total assets                                                    370,000
--------------------------------------------------------------------------------
      NET ASSETS ( 37,000 SHARES OUTSTANDING)                           $370,000
================================================================================
      Net asset value, offering and redemption price per share
       ($370,000 / 37,000)                                              $  10.00
================================================================================

NET ASSETS REPRESENT:
      Paid-in capital                                                   $370,000
--------------------------------------------------------------------------------
      NET ASSETS                                                        $370,000
================================================================================


See accompanying notes to financial statements.



                    BRIDGEWAY FUND, INC. - BALANCED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS


INCREASE (DECREASE) IN NET ASSETS:                               June 30, 2001*
OPERATIONS:
      Net investment income                                             $      0
      Net realized gain on investments                                         0
      Net change in unrealized depreciation                                    0
--------------------------------------------------------------------------------
          Net increase resulting from operations                               0
--------------------------------------------------------------------------------
     Distributions to shareholders:
          From net investment income                                           0
          From realized gains on investments                                   0
--------------------------------------------------------------------------------
            Total distributions to shareholders                                0
FUND SHARE TRANSACTIONS:
      Proceeds from sale of shares                                       370,000
      Reinvestment of dividends                                                0
      Cost of shares redeemed                                                  0
--------------------------------------------------------------------------------
          Net increase from Fund share transactions                      370,000
--------------------------------------------------------------------------------
          Net increase in net assets                                     370,000
NET ASSETS:
      Beginning of period                                                      0
--------------------------------------------------------------------------------
      End of period                                                     $370,000
================================================================================

Number of Fund shares:
      Sold                                                                37,000
      Issued on dividends reinvested                                           0
      Redeemed                                                                 0
--------------------------------------------------------------------------------
          Net increase                                                    37,000
      Outstanding at beginning of period                                       0
--------------------------------------------------------------------------------
      Outstanding at end of period                                        37,000
================================================================================

* June 30, 2001 was initial offering.


See accompanying notes to financial statements.

                    BRIDGEWAY FUND, INC. - BALANCED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (for a share outstanding throughout the period)


                                                                 June 30, 2001*
PER SHARE DATA
    Net asset value, beginning of period                          $       10.00
--------------------------------------------------------------------------------
    Income (loss) from investment operations:
        Net investment loss                                                0.00
        Net realized and unrealized gain                                   0.00
--------------------------------------------------------------------------------
             Total from investment operations                              0.00
--------------------------------------------------------------------------------
    Less distributions to shareholders:
        Net investment income                                              0.00
        Net realized gains                                                 0.00
--------------------------------------------------------------------------------
             Total distributions                                           0.00
--------------------------------------------------------------------------------
    Net asset value, end of period                                $       10.00
================================================================================

TOTAL RETURN [1]                                                            0.0%
RATIOS & SUPPLEMENTAL DATA
    Net assets, end of period                                     $     370,000
    Ratios to average net assets: [2]
        Expenses net of waivers and reimbursements                         0.00%
        Expenses before waivers and reimbursements                         0.00%
        Net investment income (loss)                                       0.00%
    Commission Cost/Share                                         $      0.0000
    Portfolio turnover rate [2]                                             0.0%

[1] Not annualized.

[2] Annualized.

* June 30, 2001 was initial offering.



See accompanying notes to financial statements.

               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                               As of June 30, 1998

Assets:
     Cash                                                             $9,071,605
     Deferred organization costs                                           9,650
--------------------------------------------------------------------------------
           Total assets                                                9,081,255
--------------------------------------------------------------------------------

Liabilities:
     Payable for organization costs                                        9,650
--------------------------------------------------------------------------------
           Total liabilities                                               9,650
--------------------------------------------------------------------------------
     Net assets (1,814,321 shares outstanding)                        $9,071,605
================================================================================
     Net asset value, offering and redemption price per share
       ($9,071,605/1,814,321)                                        $     5.00
================================================================================
Net assets represent:
     Paid-in capital                                                  $9,071,605
--------------------------------------------------------------------------------
     Net assets                                                       $9,071,605
================================================================================



               BRIDGEWAY FUND, INC. - MICRO-CAP LIMITED PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                              June 22, 1998* to
Increase (decrease) in net assets:                              June 30, 1998
Operations:
     Net investment income                                          $         0
     Net realized gain on investments                                         0
     Net change in unrealized depreciation                                    0
--------------------------------------------------------------------------------
         Net increase resulting from operations                               0
--------------------------------------------------------------------------------
     Distributions to shareholders:
         From net investment income                                           0
         From realized gains on investments                                   0
--------------------------------------------------------------------------------
           Total distributions to shareholders                                0
Fund share transactions:
     Proceeds from sale of shares                                     9,079,575
     Reinvestment of dividends                                                0
     Cost of shares redeemed                                             (7,970)
--------------------------------------------------------------------------------
         Net increase from Fund share transactions                    9,071,605
--------------------------------------------------------------------------------
         Net increase in net assets                                   9,071,605
Net assets:
     Beginning of period                                                      0
--------------------------------------------------------------------------------
     End of period                                                  $ 9,071,605
================================================================================

Number of Fund shares:
     Sold                                                             1,815,915
     Issued on dividends reinvested                                           0
     Redeemed                                                            (1,594)
--------------------------------------------------------------------------------
         Net increase                                                 1,814,321
     Outstanding at beginning of period                                       0
--------------------------------------------------------------------------------
     Outstanding at end of period                                     1,814,321
================================================================================


See accompanying notes to financial statements.

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
                    NOTES TO FINANCIAL STATEMENTS (unaudited)


1.      Organization:

        Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

        The Fund is organized as a series fund with seven portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra - Small Index Portfolio and the Ultra-Large 35 Index Portfolio. On June 5, 1998, the Fund added the Micro-Cap Limited Portfolio. On October 31, 2000, the Social Responsibility Portfolio, was merged into a new fund, the Calvert Large Cap Growth Fund. On March 31, 2001 the Fund changed the name of the Ultra-Small Index Portfolio to the Ultra-Small Company Tax Advantage Portfolio. On June 30, 2001, the Fund added the Balanced Portfolio. On October 31, 2001 the Fund changed the name of the Aggressive Growth Portfolio to the Aggressive Investors 1 Portfolio and added the Aggressive Investors 2 Porftolio. The Fund is authorized to issue 1,000,000,000 shares.

        On November 21, 2001 the Aggressive Investors 1 Portfolio closed to new investors. On December 10, 2001 the Ultra-Small Company Portfolio closed to all investors. On January 7, 2002 the Micro-Cap Limited Portfolio closed to all investors.

        Bridgeway Capital Management, Inc. is the Adviser to the Fund.

2.      Significant Accounting Policies:

        The following is a summary of significant accounting policies followed in the preparation of financial statements.

        Securities Valuation

        Securities, other than options, are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available bid price is used, also in accordance with the pricing policy established by the Fund's Board of Directors. Options are valued at the average of the closing bid and asked quotations.

        Federal Income Taxes

        It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

        Distributions to Shareholders

        Distributions to shareholders are recorded when declared. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Distributions of net investment income and realized short-term capital gains, if any, are taxable as ordinary income to shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses and tax allocations.

        Use of Estimates in Financial Statements

        In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued


2.      Significant Accounting Policies, Continued:

        Risks and Uncertainties

        The Fund provides for various investment options, including stocks, futures and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders' account values and the amounts reported in the financial statements and financial highlights. (See Prospectus for additional risk information.)

        12b-1 Plan

        The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there are no 12b-1 fees.

        Other

        Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.      Use of Derivative Instruments:

        The Balanced Portfolio writes covered call and secured put options. (See Prospectus for additional information.) A summary of the option transactions written by the Balanced Portfolio follows:

                                                                 Call Options                        Put Options
                                                          --------------------------         ---------------------------
                                                            Contracts      Premiums           Contracts        Premiums
                                                          ------------    ----------         -----------      ----------
              Outstanding June 30, 2001                           0              $0                 0                $0
              Positions opened                                  181          34,533               303            58,578
              Exercised                                         (33)         (8,096)              (75)          (13,584)
              Expired                                           (59)         (9,273)              (73)          (15,438)
              Closed                                              0               0               (13)           (2,846)
              Split                                               0               0                 3                 0
                                                            -------        --------            ------           -------
              Outstanding December 31, 2001                      89         $17,164               145           $26,710
                                                            =======        ========            ======           =======

              Market value December 31, 2001                                $28,253                             $10,634
                                                                            =======                             =======

In the six months ended December 31, 2001 the Balanced Portfolio opened and closed four S&P 500 Index future contracts.


4.      Management Contract:

        The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the "Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Portfolio pays Bridgeway Capital Management, Inc., a flat 0.6% annual management fee, computed daily and payable monthly, subject to a maximum expense ratio of 0.94%.

                              BRIDGEWAY FUND, INC.
                               BALANCED PORTFOLIO
              NOTES TO FINANCIAL STATEMENTS (unaudited), Continued



5.      Related Party Transactions:

        One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers of the Fund are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the accounting fees expense category of the financial statements. All amounts paid for shareholder accounting are paid to the Adviser.

        The Adviser has agreed to reimburse the Balanced Portfolio for any operating expenses above 0.94%. To achieve this expense level the Adviser has waived both the management fees and accounting fees for the six months ended December 31, 2001. The Adviser expects to continue this voluntary level of reimbursement, for the foreseeable future.


6.      Custodial Agreement:


        The Fund has entered into a Custodial Agreement with Firstar Bank. As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

7.      Cost, Purchases and Sales of Investment Securities:

        Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investment securities, other than cash equivalents were $1,148,672 and $233,615, respectively, for the six months ended December 31, 2001.

8.      Federal Income Taxes:

        During the six months ended December 31, 2001, the Fund paid a dividend from net investment income of $0.0505 per share to shareholders of record.

        Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of net operating losses and tax allocations. Accordingly, permanent differences in the character of income and distributions between financial statements and tax basis are reclassified to paid-in capital.